UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report  (Date of earliest event reported): January 29, 2010

LUFKIN INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

TEXAS	000-02612	75-0404410
(State or other jurisdiction	(Commission	(I.R.S. Employer
Of incorporation)	File Number)	Identification No.)

601 SOUTH RAGUET, LUFKIN, TEXAS		75904
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (936) 634-2211

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On January 29, 2010, the plaintiffs filed a motion with the U.S. District Court for the Eastern District of Texas for a supplemental award of $0.7 million for attorney’s fees, costs and expenses incurred between January 1, 2009 and January 15, 2010, as allowed in the final judgment issued by the Court on January 15, 2010, related to the Company’s ongoing class-action lawsuit. In the fourth quarter of 2009, the Company will record a provision of $1.0 million for these legal expenses and accrual adjustments for the final judgment award of damages.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUFKIN INDUSTRIES, INC.

By           /s/   Christopher L. Boone
Christopher L. Boone
Vice President/Treasurer/Chief Financial Officer
(Principal Financial and Accounting Officer)

Date:           February 2, 2010